SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A-1

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                              July 9, 1996

                  ________________________________



                         THE COMPANY DOCTOR
       (Exact name of registrant as specified in its charter)


Delaware                       1-14150                    72-1234136
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                             Suite 1800
                         5215 North O'Connor
                        Irving, Texas  75039
              (Address of principal executive offices)


                           (214) 401-8300
        (Registrant's telephone number, including area code)



ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Subsidiary as an amendment to the Form 8-K.

(b) It was impracticable to provide the pro forma financial information relative to the Subsidiary at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required financial statements as an amendment to the Form 8-K.

(c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
Exhibit No.   Description                                   Item No.

* 2.2         Stock purchase agreement                          2

- -99.1          Financial statements of subsidiary               99

- -99.2          Pro forma financial statements                   99

*  Previously filed.
- -  Filed herewith.



                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE COMPANY DOCTOR


Date:   September 12, 1996         By:  /s/ Fred G. Parrish
                                     Fred G. Parrish, Chief Operating Officer



                                 EXHIBIT INDEX

Exhibit No.        Exhibit Description                              Page

*2.2               Stock Purchase Agreement                          N/A

- -99.1              Financial Statements of Subsidiary                F-1 to F-11

- -99.2              Pro Forma Financial Statements                    F-1 to F-9




        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached   are   the  historical  audited  financial  statements   of
Montfort Insurance Company for the acquisition of Montfort Insurance Company by
The  Company  Doctor.   The following unaudited  pro  forma  combined
financial  statements reflect three acquisitions  by  the  Company
Doctor  in  its  current reporting period.  The unaudited  pro  forma combined financial statements should be read in conjunction with  the attached  historical  financial statements of Montfort Insurance Company  and
the   historical  financial  statements  of Occupational and Family Medicine
included in  the  Company's  Form   8-K/A   filed September 12, 1996.

The  following  unaudited pro forma combined statement of  operations for the year ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of The Company Doctor and Subsidiaries and Montfort Insurance Company (effective June 30, 1996), Occupational and Family Medicine (effective May 9, 1996), and Doyle M. Sharp, M.D., P.A. (effective February 6, 1996) (the "Acquired Companies"), including the
related  pro  forma adjustments described in the notes thereto.   The
transaction between The Company Doctor and Subsidiaries and the Acquired Companies has been accounted for as a combination of
companies  under  the  purchase  method.   The  unaudited  pro  forma
statement of operations include the business combination of The Company Doctor and Subsidiaries and the Acquired Companies and have
been  prepared as if the transactions occurred on July 1, 1995.   The
unaudited  pro  forma  balance sheet has  been  prepared  as  if  the
proposed  transactions  occurred June  30,  1996.   These  pro  forma
statements   are  not  necessarily  indicative  of  the  results   of
operations or the financial positions as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma adjustments for the Company's acquisition of Montfort Insurance Company result in recording net goodwill of $42,918, eliminating an accrued capital contribution of $1,500,000, recording the cash purchase price of $687,010 and the elimination of equity of the predecessor company of $2,547,244.

The pro forma combined statement of operations for the year ended June 30, 1996 includes the results of operations of The Company Doctor and Subsidiaries for the year ended June 30, 1996 and Occupational and Family Medicine, Montfort Insurance Company, and Doyle
M. Sharp, M.D., P.A. for the year ended December 31, 1995.


                   Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 1996

                The
               Company        Doyle M.     Occupational   Montfort
               Doctor and      Sharp,      and Family     Insurance     Combined
              Subsidiaries    M.D., P.A.   Medicine       Company          Total
Current assets
 Cash and cash
  equivalents $4,452,009      $ 45,368     $ 38,998     $1,100,058   $5,636,433
 Restricted cash 500,000            -            -              -       500,000
 Short-term
  investments    251,016            -            -          999,341   1,250,357
 Accounts
  receivable
   Trade, less
   allowance
   for doubtful
   accounts of
   $105,000      703,223        52,184      341,901              -    1,097,308
  Related parties113,117            -            -        1,500,000   1,613,117
  Other           66,429            -            -           18,919      85,348
 Prepaid expenses 93,398         1,238        3,131              -       97,767
    Total current
     assets    6,179,192        98,790      384,030       3,618,318  10,280,330

Property and
 equipment     1,426,839         2,002      108,057             -     1,536,898

Less accumulated
 depreciation and
 amortization   (591,982)         (355)     (67,057)            -      (659,394)
                 834,857         1,647       41,000             -       877,504
Other assets
 Intangibles,
  net          1,500,000            -            -              -     1,500,000
 Other assets    237,983         1,260           -          324,163     563,406
 Investments   1,630,453            -            -              -     1,630,453
   Total other
    assets     3,368,436         1,260           -          324,163   3,693,859

Total assets $10,382,485      $101,697     $425,030      $3,942,481 $14,851,693

*    Excluding the acquisitions effective before June 30, 1996.

Continued on the following page.


                                                            Pro forma
                            Combined        Pro forma        Combined
                              Total        Adjustments        Total
Current assets
 Cash and cash
  equivalents              $5,636,433         $(987,010) (C)   $4,649,423
 Restricted cash              500,000                             500,000
 Short-term investments     1,250,357                           1,250,357
 Accounts receivable
  Trade, less allowance
   for doubtful accounts
   of $105,000              1,097,308                           1,097,308
  Related parties           1,613,117        (1,500,000) (B)      113,117
  Other                        85,348                              85,348
 Prepaid expenses              97,767                              97,767
   Total current assets    10,280,330                           7,793,320

Property and equipment      1,536,898                           1,536,898
 Less accumulated depreciation
  and amortization           (659,394)                           (659,394)
                              877,504                             877,504
Other assets
 Intangibles, net           1,500,000        (1,500,000) (A)    1,688,314
                                              1,700,014  (C)
                                                (11,700) (D)
Other assets                  563,406                             563,406
Investments                 1,630,453                           1,630,453
    Total other assets      3,693,859                           3,882,173

Total assets               14,851,693        (2,298,696)       12,552,997

Continued on the following page.

                   Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 1996

Continued from previous page.


                    The                      Occupational
                   Company         Doyle M.      and      Montfort
                   Doctor and       Sharp,      Family    Insurance     Combined
                   Subsidiaries*   M.D.,P.A.   Medicine    Company       Total
Liabilities and
 Stockholders' Equity
Current liabilities
 Notes payable    $ 521,357              -         -             -      $521,357
 Current maturities of
  capital lease
  obligations        52,501              -         -             -        52,501
 Accounts payable and
  accrued expenses  255,489          20,732    49,492         12,364     338,077
 Claims payable          -               -         -       1,743,107   1,743,107
 Due to related
  party           1,500,000              -         -              -    1,500,000
  Total current
   liabilities    2,329,347          20,732    49,492      1,755,471   4,155,042

Capital lease
 obligations, net of
 current maturities  79,644              -         -               -      79,644
  Total
   liabilities    2,408,991          20,732    49,492      1,755,471   4,234,686

Stockholders' equity
 Preferred stock         -                -        -              -         -
 Common stock        45,564           1,000        -          370,000    416,564

 Additional paid-in
  capital         9,284,356               -    31,608       5,432,323 14,748,287

(Accumulated deficit)
 retained
 earnings        (1,356,426)         79,965   343,930     (3,615,313)(4,547,844)

 Total stockholders'
  equity          7,973,494          80,965   375,538      2,187,010  10,617,007

Total        $   10,382,485        $101,697  $425,030     $3,942,481 $14,851,693

*    Excluding the acquisitions effective before June 30, 1996.

Continued on following page.

                                                                 Pro forma
                                 Combined         Pro Forma       Combined
                                   Total         Adjustments        Total
Liabilities and
 Stockholders' equity

Current liabilities
 Notes payable                    $521,357         (750,000) (C)    1,271,357
 Current maturities of
  capital lease obligations         52,501                             52,501
 Accounts payable and
  accrued expenses                 338,077                            338,077
 Claims payable                  1,743,107                          1,743,107
 Due to related party            1,500,000        1,500,000 (B)            -
   Total current liabilities     4,155,042                          3,405,042

Capital lease obligations,
 net of current maturities          79,644                             79,644
   Total liabilities             4,234,686                          3,484,686

Stockholders' equity
 Preferred stock                        -                                  -
 Common stock                      416,564           371,000 (A)       46,765
                                                      (1,201) (C)
 Additional paid-in capital     14,748,287         5,463,931  (A)  10,255,346
                                                    (970,990) (C)
(Accumulated deficit)
  retained earnings             (4,547,844)       (3,191,418) (A)  (1,233,800)
                                                    (122,626) (E)
   Total stockholders'
    equity                      10,617,007                          9,068,311

Total                           14,851,693         2,298,696       12,552,997


              Unaudited Pro Forma Combined Statement of Operations
                                  June 30, 1996


            The Company     Doyle M.    Occupational    Montfort
            Doctor and       Sharp       and Family    Insurance        Combined
           Subsidiaries    M.D.,P.A.      Medicine      Company           Total

Revenues    $4,193,906   $  319,977   $ 1,212,880      $    -         $5,726,763

Cost of
 services
 provided    1,328,229           -        231,094           -          1,559,323
General and
 administrative
 expenses    2,641,692      317,726       555,686       168,103        3,683,207

Marketing
 expenses       94,964           -          2,955            -            97,919
Development
 and
 acquisition
 costs         202,468           -             -             -         202,468
             4,267,353      317,726       789,735      168,103       5,542,917

(Loss) income
 from
 operations    (73,447)       2,251       423,145     (168,103)        183,846

Other income
(expense)
 Interest
  income       139,082           -             -       162,314          301,396
 Interest
  expense      (82,665)          -             -            -           (82,665)
                56,417           -             -       162,314          218,731

Net (loss)
 income before
 income tax
 benefit       (17,030)       2,251      423,145        (5,789)         402,577

Income tax
 (expense)
 benefit       100,000       (1,000)          -              -           99,000

Net income
 (loss)       $ 82,970     $  1,251   $  423,145      $ (5,789)       $ 501,577
 (loss)

Net income
 per share

Weighted
average
shares
outstanding


Continued on following page.

                                                                     Pro forma
                                    Combined           Pro forma       Combined
                                    Total             Adjustments        Total

Revenues                            $5,726,763                       $5,726,763

Cost of services provided            1,559,323           39,361  (F)  1,598,684
General and administrative
 expenses                            3,683,207           70,750  (G)  3,753,957
Marketing expenses                      97,919                           97,919
Development and
 acquisition costs                     202,468                          202,468
                                     5,542,917                        5,653,028

(Loss) income from operations          183,846                           73,735

Other income (expense)
  Interest income                      301,396           (18,000) (H)   283,396
  Interest expense                     (82,665)                         (82,665)
                                       218,731                          200,731

Net (loss) income before
 income tax benefit                    402,577                          274,466

Income tax (expense)
 benefit                                99,000           (192,000) (I)  (93,000)

Net income (loss)                      501,577           (320,111)      181,466

Net income per share                                                        .04

Weighted average shares
 outstanding                                                           4,148,970



     Notes to Unaudited Pro Forma Combined Financial Statements


In   February  and  May  of  1996,  the  Company  entered  into  agreements   to
purchase    Doyle   M.   Sharp,   M.D.   P.A.   (Sharp)   in    Lancaster    and
Occupational    and   Family   Medicine   (OFM)   in   Baytown,    respectively.
Additionally,   in   June   1996,  the  Company  acquired   Montfort   Insurance
Company   (Montfort).

The   acquisitions  will  be  accounted  for  under  the  purchase   method   of
accounting   applying   the   provisions   of   Accounting   Principles    Board
Opinion   No.  16  ("APB  16").   Pursuant  to  the  requirements  of  APB   16,
the   aggregate  purchase  price,  based  on  fair  values,  will  be  allocated
to   the   tangible  and  intangible  assets  and  liabilities   assumed   based
on  their  estimated  fair  value  at  the  date  of  the  consummation  of  the
acquisitions.    The  estimated  aggregate  purchase  price  to   be   allocated
to   the   assets   acquired  and  liabilities  assumed  on   the   acquisitions
are as follows:

Cash paid (including acquisition costs) for assets
 acquired and liabilities assumed                         $1,093,000
     Notes payable issued                                    750,000
     Common stock                                            972,000

     Total                                                $2,815,000

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:

   Current assets                                         $2,562,000
     Property and equipment                                  376,000
     Identifiable intangibles                                  3,000
     Liabilities assumed                                  (1,826,000)

     Total                                                $1,115,000

The preliminary excess purchase price over net assets acquired of $1,700,000 has been allocated to goodwill.

(A) To eliminate the equity of the acquired companies and the investment in Montfort.

(B)  To eliminate accrued capital contribution from TCD to Montfort.

(C)  To  record  (i) the issuance of 119,339 shares of  common  stock
     (ii), the cash purchase price of $987,010, (iii) the notes payable issued totaling $750,000 and (iv) the excess of purchase price over net assets.

(D) To record amortization of goodwill in OFM from May 8, 1996 effective date to June 30, 1996.

(E) To record income from effective date of acquisition to June 30, 1996 for Sharp, OFM, and Montfort.

(F)  To adjust for additional compensation for the doctors.

(G)  To   record  amortization  of  the  excess  purchase  price   of
     $1,410,000  (OFM) over  the  estimated useful life of twenty years.

(H) To eliminate interest income at approximately 6% on cash paid per the terms of the acquisition.

(I)  To record income taxes at 34% of pro forma net income.


                          Table of Contents




Independent Auditors' Report                                     F-2

Financial Statements

    Balance Sheets                                               F-3

    Statements of Operations                                     F-4

    Statement of Stockholder's Equity                            F-5

    Statements of Cash Flows                                     F-6

Notes to Financial Statements                                    F-7







                    INDEPENDENT AUDITORS' REPORT




Board of Directors and Stockholder
Montfort Insurance Company
Dallas, Texas



We have audited the balance sheets of Montfort Insurance Company as of December 31, 1995 and June 30, 1996 and the related statements of operations, stockholder's equity, and cash flows for the years ended December 31, 1995 and 1994 and the six months ended June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montfort Insurance Company as of December 31, 1995 and June 30, 1996, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994 and the six months ended June 30, 1996 in conformity with generally accepted accounting principles.




                              /s/Ehrhardt Keefe Steiner & Hottman PC
                                 Ehrhardt Keefe Steiner & Hottman PC
August 19, 1996
Denver, Colorado


                           Balance Sheets

                                              December 31,      June 30,
                                                  1995            1996
                                Assets
Current assets
  Cash                                       $  2,382,409      $ 1,100,058
  Short-term investments                           50,000          999,341
  Interest receivable                               8,770           18,919
 Due from related party (Note 2)                       -         1,500,000
   Total current assets                         2,441,179        3,618,318

Other asset (Notes 2 and 6)
  Intangible, net                                 112,063               -
  Guaranty fund assessments                       324,163          324,163

Total assets                                 $  2,877,405       $ 3,942,481

                 Liabilities and Stockholder's Equity
Current liabilities
 Accrued expenses                            $     20,723       $    12,364
   Total current liabilities                       20,723            12,364

Long-term liabilities
  Future policy benefits and losses,
  claims and settlement expense (Notes 2         1,697,457        1,743,117
  and 3)
   Total liabilities                             1,718,180        1,755,481

Commitments and contingencies (Note 4)

Stockholder's equity (Note 2)
  Common stock; $1.00 par value; 400,000
shares authorized; 370,000 shares issued          370,000            370,000
and outstanding
 Additional paid-in capital                     3,932,323          5,432,323
 Accumulated deficit                           (3,143,098)        (3,615,323)
   Total stockholder's equity                   1,159,225          2,187,000

Total liabilities and stockholder's         $   2,877,405       $  3,942,481
equity

                        Statements of Income

                           For the Years Ended      For the Six Months Ended
                              December 31,                 June 30,
                            1994        1995           1995        1996
                                                   (Unaudited)
Revenues
  Investment income, net   $ 153,676   $ 162,314    $ 76,202     $  58,939

Benefits, losses and
expenses
  Losses and settlement
   expenses (Notes 2 and 3)   581,419     26,084           -       360,234
 Professional fees             82,210     77,075      41,075        45,132
 Administrative fees           59,801     38,870      23,942        10,204
 Other expense                 22,940     29,807      17,718       115,594
                              746,370    171,836      82,735       531,164

Net loss                   $ (592,694) $  (9,522)   $ (6,533)    $(472,225)

Net loss per common
 share                     $    (1.60) $    (.02)   $   (.02)    $   (1.28)

Weighted average common
shares outstanding            370,000    370,000     370,000       370,000



                  Statement of Stockholder's Equity


                                           Additional                 Total
                         Common Stock       Paid-In   Accumulated  Stockholers'
                       Shares     Amount    Capital     Deficit       Equity
Balance, December     370,000    $370,000  $3,932,323  $(2,540,882)  $1,761,441
31, 1993

Net loss                  -             -          -      (592,694)    (592,694)

Balance, December     370,000     370,000   3,932,323   (3,133,576)   1,168,747
31, 1994

Net loss                   -           -           -        (9,522)      (9,522)

Balance, December     370,000    370,000   3,932,323    (3,143,098)   1,159,225
31, 1995

Net loss                   -           -           -      (472,225)    (472,225)

Capital                    -          -    1,500,000            -     1,500,000
contribution (Note
2)

Balance, June 30,     370,000   $370,000  $5,432,323   $(3,615,323)  $2,187,000
1996


                      Statements of Cash Flows


                            For the Years Ended      For the Six Months Ended
                                December 31,                  June 30,
                              1994        1995        1995              1996
                                                   (Unaudited)
Cash flows from operating
activities
 Net loss                 $(592,694)    $(9,522)    $  (6,533)   $  (472,225)
 Adjustments to reconcile
net loss to net cash used
in operating activities
    Amortization or write-
    off of intangibles        3,733       3,733          1,867       112,063
   Change in assets and
    liabilities -
     Prepaid insurance           -          936             -             -
      premium tax
         Interest receivable 15,456      19,100         (8,511)      (10,149)
         Accrued expenses       125       1,608           (125)       (8,359)
        Future policy benefits
         and losses, claims
         and settlement
         expense           (643,946)   (905,556)      (507,783)       45,660
        Checks written in
        excess of bank
        balance              14,995     (14,995)          (842)           -
                           (609,637)   (895,174)      (515,394)       139,215
         Net cash used in
          operating
          activities     (1,202,331)   (904,696)      (521,927)     (333,010)

Cash flows from investing
activities
 Net proceeds from
(purchases of)
investments               1,123,428   3,287,105        521,927     (949,341)
        Net cash (used in)
         provided by
         investing
         activities       1,123,428   3,287,105        521,927     (949,341)

Cash (decrease) increase    (78,903)  2,382,409             -    (1,282,351)

Cash - beginning of period   78,903          -              -      2,382,409

Cash - end of period     $        -  $2,382,409     $       -    $ 1,100,058

Supplemental disclosure of noncash financing activities
     At June 30, 1996, the Company accrued a capital contribution of $1,500,000 from its sole stockholder.



Note 1 - Summary of Significant Accounting Policies

Nature of Business and Organization

Montfort underwrote a workers' compensation insurance policy for  its sole  stockholder and its affiliates from July 1, 1987 to January  1,
1992   when  the  company  became  inactive.   Currently,  the   only
operations   of   Montfort  are  the  payment  on  approximately   65
outstanding  claims filed prior to December 31,  1991.   The  Company
anticipates underwriting new policies beginning in the fall of 1996.

Interim Financial Statements (Unaudited)

In the opinion of the Montfort Insurance Company, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the results of its operations and changes in cash flows for the six months ended June 30, 1995. The results of operations for the six months ended June 30, 1995 are not necessarily indicative of the results to be expected for a full year.

Cash and Cash Equivalents

The Company considers all cash on hand and in banks, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents for cash flow purposes.

Cash overdraft positions may occur from time to time due to the timing of depositing cash receipts and releasing disbursements in accordance with the Company's cash management policies.

Investments

The  Company  invests  in  long-term and short-term  certificates  of deposit,  and  U.S. Treasury notes which are classified  as  held-to-
maturity  or  available-for-sale.   The  investments  are  held  with
financial institutions.  The Company performs periodic reviews of its investments  and the financial institutions in order to limit  credit risk.

Investments which are held-to-maturity are recorded at amortized cost while available-for-sale investments are recorded at fair value.
During the years ended December 31, 1994 and 1995, and the six months ended June 30, 1995 and 1996, there was no material unrealized gains or losses on available-for-sale investments.


Note 1 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, claims payable and accrued expenses approximated fair value as of December 31, 1995 and June 30, 1996 because of the relatively short maturity of these instruments.

The  fair  value  of  held-to-maturity investments approximated  fair
value  at  December  31,  1995 and June 30, 1996.   As  noted  above,
available-for-sale investments are recorded at fair value.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company has recorded approximately $1,700,000 and $1,750,000 of claims payable at December 31, 1995 and June 30, 1996, respectively,
(Note 3). Such reserves are continually reviewed based upon changes in the nature of the claims outstanding. Accordingly, the reserve is subject to changes due to circumstances not presently known.

Claims Payable

Unpaid  claims  are  based on estimates of  reported  claims.   While
management  believes the reserve for claims is adequate, the  reserve is continually reviewed and as adjustments become necessary, they are reflected in current operations.

Net Loss Per Common Share

Net loss per common share has been computed based on the weighted average number of common shares outstanding during each year.

Income Taxes

The Company calculates and records the amount of taxes payable or refundable currently or in future years for temporary differences between the financial statements basis and income tax basis based on the current enacted tax laws.

Temporary differences are differences between the tax basis of assets
and   liabilities  and  their  reported  amounts  in  the   financial
statements  that  will  result in taxable or  deductible  amounts  in future  years.  The Company's temporary differences result  primarily from net operating loss carryforwards.


Note 2 - Sale of Stock

On  June  30,  1996,  the Company entered into an agreement  to  sell substantially all of the common stock of the Company in exchange  for
$687,000  cash.   In addition, the purchaser was required  to  invest
$1,500,000  in  the Company in order to comply with  certain  capital requirements (Note 4).  This amount was paid subsequent to year end.

In conjunction with the acquisition of the outstanding stock of the Company, the purchaser performed a reserve analysis and determined reserves should be increased approximately $360,000 at June 30, 1996.

Additionally, at the date of acquisition, the intangible asset was determined to be worthless and was written-off.


Note 3 - Claims Payable

The consolidated financial statements include the estimated liability for  unpaid losses from workers' compensation claims of approximately
$1,700,000  and  $1,750,000 at December 31, 1995 and June  30,  1996,
respectively.  The liabilities for losses are determined using  case-
basis evaluations and represent estimates of the ultimate net cost of
all  unpaid losses as of December 31, 1995 and June 30, 1996.   These
estimates  are continually reviewed and, as experience  develops  and
new   information  becomes  known,  the  liability  is  adjusted   as
necessary.   The  Company  anticipates increase  adjustments  in  the
liability  in fiscal 1997 when it begins to underwrite new  policies.
Such adjustments will be reflected in current operations.


Note 4 - Commitments and Contingency

Statutory Reporting, Capital Requirements, and Dividend and  Retained
Earnings Restrictions

On  December 31, 1995 and June 30, 1996, the insurance company had  a
net    surplus   of    approximately   $1,047,162   and   $2,187,000,
respectively.

Insurance  companies  are  required to  prepare  statutory  financial statements  in conformity with practices prescribed or  permitted  by their  state of domicile.  Prescribed statutory accounting  practices include  a  variety  of publications of the National  Association  of
Insurance  Commissioners,  as well as state  laws,  regulations,  and
general   administrative  rules.   Permitted   statutory   accounting
practices are used when prescribed statutory practices do not address the accounting for transactions.



Note 4 - Commitments and Contingency (continued)

Statutory Reporting, Capital Requirements, and Dividend and  Retained
Earnings Restrictions (continued)

The  State of Texas imposes certain capital requirements of insurance companies  on  a statutory basis.  Under the applicable  regulations,
Montfort  is  required to maintain minimum capital stock of  $370,000 and  $1,000,000  and minimum surplus of $500,000  and  $1,000,000  at
December  31, 1995 and June 30, 1996, respectively.  At December  31,
1995  and  June  30,  1996, the Company had capital  and  surplus  of
$1,047,162  and  $2,187,000, respectively, and  has  placed  internal restrictions on cash and investments for payment of the approximately
$1,750,000 of claims payable outstanding at June 30, 1996.


Note 5 - Investments

The following is a summary of investments:

                                      Amortized  Cost  or Fair Value*
                                          December 31,     June 30,
                                            1995              1996
     T-bills                               $   -           $949,341
     Certificate of deposit               50,000             50,000

                                         $50,000           $999,341

* As the cost or amortized cost approximates fair value of all investments at December 31, 1995 or June 30, 1996. There were no unrealized gains or losses recorded during the year ended December 31, 1995 or the six months ended June 30, 1996.


Note 6 - Other Assets

The State of Texas has established an assessment under the provisions of the Texas Property and Casualty Insurance Guaranty Act whereby a company makes contributions to the Texas Property and Casualty Insurance Guaranty Association and can use these contributed funds as a credit against future premium tax liabilities. As of December 31, 1995 and June 30, 1996, the Company has deposited $324,163 of contributions, net of credits used in 1989 to 1991. No impairment is necessary as the Company anticipates generating premium income in future years from underwriting new workers' compensation insurance policies.



Note 7 - Income Taxes

At December 31, 1995 and June 30, 1996, the Company has approximately $3,200,000 and $3,600,000 of net operating loss carryforwards for income tax reporting purposes which expire through 2010. A 100% valuation allowance related to the deferred tax asset has been recorded due to the uncertainty as to their ultimate utilization.